                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2004


                  CHASE CREDIT CARD OWNER TRUST, SERIES 2003-6
 -------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)



         United States                333-103210                22-2382028
----------------------------  -------------------------  -----------------------
(State or other jurisdiction  (Commission File Numbers)       (IRS Employer
of incorporation)                                          Identification No.)


             White Clay Center, Building 200, Newark, DE           19711
             ---------------------------------------------   -------------------
             (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5. Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2003-6 ("Series 2003-6"), which issued multiple classes of Asset Backed Notes.

         On June 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Notes of Series 2003-6 contemplated by the related Indenture. A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits        Description
                  ----------      --------------

                  20.1 Monthly Noteholders Statement with respect to the June 15, 2004 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 17, 2004

                                                 By: CHASE MANHATTAN BANK USA,
                                                 NATIONAL ASSOCIATION,
                                                 as Administrator


                                                 By: /s/ Patricia M. Garvey
                                                 ------------------------------
                                                 Name: Patricia M. Garvey
                                                 Title: Vice President

                                                INDEX TO EXHIBITS
                                                ----------------------------

Exhibit No.                                     Description
---------------                                 -----------------
20.1                                            Monthly Statement to Noteholders
                                                on June 15, 2004